Exhibit 10.39

SECOND AMENDMENT TO THIRD AMENDED AND
RESTATED SENIOR LOAN AND SECURITY AGREEMENT

           This Second Amendment to Third Amended and Restated Senior Loan and Security Agreement (“Second Amendment”) entered into as of May 26, 2000, by and among Interpool, Inc. (“Interpool”), Interpool Limited (“Limited”), Interpool Finance Corp. (“Finance”) and Trac Lease, Inc. (“TracLease”), each with an address at 211 College Road East, Princeton, New Jersey 08540 (each a “Borrower” and collectively “Borrowers”), First Union National Bank (successor by merger to CoreStates Bank, N.A.) (“First Union”), a national banking corporation, in its capacity as agent (“Agent”) and as lender, PNC Bank, National Association, a national banking corporation, in its capacity as co-agent and as lender (“PNC”), Fleet National Bank (successor by merger to Bank Boston, N.A.), a national banking corporation, in its capacity as co-agent and as lender (“Fleet”) (singly, each PNC and Fleet is a “Co-Agent” and collectively, both are “Co-Agents”), along with each of the other lenders listed on the signature pages hereof and Schedule A attached hereto and made a part hereof, in their capacity as lenders (singly, each, including First Union, PNC and Fleet in their capacity as lenders, is a A Lender@ and collectively, they are referred to as ‘Lenders’).

BACKGROUND

           A.   On or about December 19, 1997, Borrowers, Agent, and PNC, as Co-Agent, certain Lenders and certain other banking institutions entered into the Third Amended and Restated Senior Loan and Security Agreement (as has been and may be further amended, supplemented or replaced from time to time, the “Loan Agreement”) pursuant to which such banking institutions agreed to make certain advances to Borrowers under amended and restated terms and conditions. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

           B.   On November 12, 1998, Lenders and Borrowers entered into the First Amendment to Third Amended and Restated Senior Loan and Security Agreement (“First Amendment”) whereby, inter alia, certain banking institutions exited the Credit Facility, other banking institutions became Lenders, the Maximum Credit Limit was increased to $215,000,000 and the Current Term of the Credit Facility was extended to May 31, 2000.

           C.   Under the terms and conditions hereinafter set forth, the parties hereby desire to further extend the Current Term of the Credit Facility from May 31, 2000 to July 31, 2000 and make performance pricing changes as detailed herein.

           D.   It is contemplated that prior to the expiration of the Current Term, as extended hereby (or as may be further extended), the parties hereto will enter into an additional amendment to the Loan Agreement which may make certain other changes to the Loan Agreement including but not limited to extending the Current Term beyond July 31, 2000 or such other date as the Current Term may be extended (the “Possible Future Amendment”). By entering into this Amendment, however, none of the parties hereto have agreed nor shall any party hereto be deemed to have agreed to enter into the Possible Future Amendment, and in no way shall any of the parties hereto be committed, obligated or bound to enter into such Possible Future Amendment.

           E.   The Loans to and other Obligations of Trac Lease, Limited and Interpool Finance shall continue to be guaranteed by Interpool; the Obligations of Limited shall continue to be guaranteed by Interpool Finance and the Obligations of Interpool Finance shall continue to be guaranteed by Limited.

           F.   Except where the context clearly requires otherwise, all references to the Loan Agreement in the Revolving Credit Notes (collectively “Notes”) or any other instrument, agreement or document executed and/or delivered to Agent and/or Lenders in connection therewith shall be references to the Loan Agreement, as amended hereby. Further, any instruments, agreements and documents executed in connection with the Loan Agreement, including without limitation, the Notes and the Second Amended and Restated Surety Agreement (identified on paragraph 4 below) shall collectively be referred to as the “Loan Documents.”

           NOW, THEREFORE, with the foregoing background incorporated by reference, the parties hereto, intending to be legally bound hereby, agree as follows:

           1.   Term. The Current Term of the Credit Facility is hereby extended from May 31, 2000 to July 31, 2000. Notwithstanding anything in this agreement to the contrary, in the event of a conversion of all Revolving Credit Loans to Term Loans, as provided in Section 2.1(d) of the Loan Agreement, such Term Loans shall be repayable in no more than 58 equal consecutive monthly installments under the terms and conditions provided therein.

           2.   LIBOR Base Rate. Effective May 31, 2000, the definition of LIBOR Based Rate in Section 1.1 of the Loan Agreement is hereby deleted and replaced in its entirety as follows:

LIBOR Based Rate - The LIBOR Rate plus the corresponding per annum percentage based on the following applicable Funded Debt to Tangible Net Worth ratio:

Funded Debt to Tangible Net Worth Ratio	Per Annum Percentage

Less than 1.75:1 Greater than 1.75:1 but less than 2.65:1 Greater than 2.65:1 but less than 3.00:1 Greater than 3.00:1 but less than 3.50:1 Greater than 3.50:1	.95% 1.00% 1.100% 1.200% 1.500%

The applicable per annum percentage adjustment shall change quarterly, based on the results of Borrowers’ most current quarterly Financial Statements, on the first day of the next fiscal quarter following delivery to Agent of such Financial Statements. Notwithstanding anything to the contrary herein and subject to Section 2.5(c) of this Agreement, the Funded Debt to Tangible Net Worth Ratio shall be deemed to be greater than 3.50:1 if: (i) Borrowers fail to deliver the financial statements required to be delivered by it pursuant to Section 6.11 of the Loan Agreement, during the period from the expiration for the required time delivery thereof until such financial statements are delivered, or (ii) an Event of Default (other than that caused by a failure to deliver financial statements as described in clause (i) above) or Unmatured Event of Default has occurred.

           3.   Base Rate Option. Effective May 31, 2000, Section 2.4(a) of the Loan Agreement is hereby deleted and replaced in its entirety as follows:

(a) Base Rate Option - The unpaid principal balance of any Term Loan, unless subject to the Term LIBOR Option or the Fixed Rate Option, shall bear interest, subject to the terms hereof at the per annum rate equal to the Base Rate (“Term Base Rate Option”). The unpaid principal balance of Revolving Credit Loans, unless subject to the LIBOR Rate Option, shall bear interest, subject to the terms hereof, at the per annum rate equal to the Base Rate less the corresponding per annum percentage adjustment based on the applicable Funded Debt to Tangible Net Worth Ratio (“Base Rate Option”):

Funded Debt to Tangible Net Worth Ratio	Per Annum Percentage Adjustment

Less than 1.75:1 Greater than 1.75:1 but less than 2.65:1 Greater than 2.65:1 but less than 3.00:1 Greater than 3.00:1 but less than 3.50:1 Greater than 3.50:1	.95% ..850% ..800% ..700% ..600% ..300%

Changes in the Base Rate shall become effective on the same day a change in the Base Rate occurs. Interest on Base Rate Loans shall be due and payable in arrears on the second day of each calendar month commencing the first full month following the Closing Date. The applicable per annum percentage adjustment (above) shall change quarterly, based on the results of the most current quarterly Financial Statements, on the first day of the next fiscal quarter following delivery to Agent of such Financial Statements. Notwithstanding anything to the contrary herein and subject to Section 2.5(c) of this Agreement, the Funded Debt to Tangible Net Worth Ratio shall be deemed to be greater than 3.50:1 if: (i) Borrowers fail to deliver the financial statements required to be delivered by it pursuant to Section 6.11 of the Loan Agreement, during the period from the expiration for the required time delivery thereof until such financial statements are delivered, or (ii) an Event of Default (other than that caused by a failure to deliver financial statements as described in clause (i) above) or Unmatured Event of Default has occurred.

           4.   Commitment Fee. Effective May 31, 2000, Section 2.6(b) of the Loan Agreement is hereby deleted and replaced in its entirety as follows:

Funded Debt to Tangible (b) Net Worth Ratio	Per Annum Percentage

Less than 1.75:1 Greater than 1.75:1 but less than 2.65:1 Greater than 2.65:1 but less than 3.00:1 Greater than 3.00:1	.95% ..20% ..20% ..225% ..259%

The applicable per annum percentage adjustment shall change quarterly, based on the results of Borrowers’ most current quarterly Financial Statements, on the first day of the next fiscal quarter following delivery to Agent of such Financial Statements. Notwithstanding anything to the contrary herein and subject to Section 2.5(c) of this Agreement, the Funded Debt to Tangible Net Worth Ratio shall be deemed to be greater than 3.00:1 if: (i) Borrowers fail to deliver the financial statements required to be delivered by it pursuant to Section 6.11 of the Loan Agreement, during the period from the expiration for the required time delivery thereof until such financial statements are delivered, or (ii) an Event of Default (other than that caused by a failure to deliver financial statements as described in clause (i) above) or Unmatured Event of Default has occurred.

           5.   Possible Future Amendment. If the Possible Future Amendment is not executed as contemplated herein prior to the expiration of the Current Term as extended hereby to July 31, 2000 (or as may be further extended) and in the event of a conversion of all Revolving Credit Loans to Term Loans, as provided in Section 2.1(d) of the Loan Agreement, the LIBOR Base Rate, the Base Rate Option and the Commitment Fee applicable to such Term Loans shall be the LIBOR Base Rate, the Base Rate Option and the Commitment Fee in effect prior to May 31, 2000.

           6.   Borrowers’ Ratification. Borrowers agree that they have no defenses or set-offs against the Agent, Co-Agents or Lenders, their respective officers, directors, employees, agents or attorneys with respect to the Loan Documents, including without limitation, the Notes, the Loan Agreement or related instruments, agreements or documents, all of which are in full force and effect and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms. Borrowers hereby ratify and confirm their Obligations under the Loan Documents, including without limitation, the Notes, the Loan Agreement and related instruments, agreements and documents and agree that the execution and the delivery of this Second Amendment does not in any way diminish or invalidate any of their Obligations thereunder.

           7.   Reaffirmation of Sureties. Each Surety, parties to those certain Second Amended and Restated Surety Agreements each dated December 19, 1997 in favor of Agent for the benefit of the Lenders, by execution hereof in its capacity as Surety, hereby consents to the amendments set forth in this Second Amendment, and acknowledges that the Second Amended and Restated Surety Agreements remain in full force and effect and that each remains liable for obligations to Lenders referenced therein under the Loan Documents, as amended hereby.

           8.   Borrowers' Representation and Warranties. Borrowers represent and warrant the following and such representations and warranties shall survive the making of this Second Amendment:

a.	as of the date hereof no Event of Default or Unmatured Event of Default has occurred or is existing under the Loan Documents;

b.	except as otherwise previously disclosed to Agent, Co-Agents and/or Lenders in writing, the representations and warranties made in the Loan Agreement are true and correct as of the date hereof;

c.	the execution and delivery by each Borrower of this Second Amendment and performance by it of the transactions herein contemplated (i) are and will be within its powers, (ii) have been authorized by all necessary corporate action, and (iii) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or undertaking to which such Borrower is a party or by which the property of such Borrower is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of such Borrower; and

d.	this Second Amendment, and each other agreement, instrument or document executed and/or delivered in connection herewith, shall be valid, binding and enforceable in accordance with its respective terms.

           9.   No Waiver. This Second Amendment does not and shall not be deemed to constitute a waiver by Agent, Co-Agents or Lenders of any Event of Default under the Loan Documents, including without limitation, the Notes, or the Loan Agreement, of any event which with the passage of time or the giving of notice or both would constitute an Event of Default, nor does it obligate Agent, Co-Agents or Lenders to agree to any further extension of the Credit Facility or modifications of the terms of any of the Loan Documents or constitute a waiver of any other rights or remedies of Agent, Co-Agents or Lenders.

           10.   Governing Law. This Second Amendment shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

           11.   Integration. Except as expressly provided herein, all terms and conditions of the Loan Documents remain in full force and effect, unless such terms or conditions are no longer applicable by their terms. To the extent the provisions of this Second Amendment are expressly inconsistent with the provisions of the Loan Documents, the provisions of this Second Amendment shall control.

           12.   Counterparts and Facsimile. This Second Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement. Signatures by facsimile shall bind the parties hereto.

           IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed and delivered as of the day and year first above written.

BORROWERS:

INTERPOOL, INC.

By:____________________________

Attest:________________________

INTERPOOL, LIMITED

By: ______________________________

Attest: __________________________

TRAC LEASE, INC.

By: ______________________________

Attest: __________________________

INTERPOOL FINANCE CORP.

By: ______________________________

Attest: __________________________

[SIGNATURES CONTINUED ON NEXT PAGE]

[SIGNATUES CONTINUED FROM PREVIOUS PAGE]

SURETIES:

INTERPOOL, INC.

By: ______________________________

INTERPOOL, LIMITED

By: ______________________________

INTERPOOL FINANCE CORP.

By: ______________________________

Attest: __________________________

/

[SIGNATURES CONTINUED ON NEXT PAGE]

[SIGNATUES CONTINUED FROM PREVIOUS PAGE]

LENDERS:

FIRST UNION NATIONAL BANK (successor
by Merger to CORESTATES BANK, N.A.), as Agent
and Lender

By:____________________________

PNC BANK, NATIONAL ASSOCIATION, as
Co-Agent and Lender

By:_____________________________

FLEET BANK, NATIONAL ASSOCIATION, as
Co-Agent and Lender

By: _______________________________

CHASE MANHATTAN BANK, as Lender

By: _______________________________

CREDIT LYONNAIS NEW YORK BRANCH, as
Lender

By: _______________________________

UNION BANK OF CALIFORNIA, N.A., as
Lender

By: ______________________________

ABN-AMRO BANK N.V., as Lender

By:_____________________________

SUMMIT BANK, as Lender

By:______________________________

SCHEDULE A

ADDRESSES OF LENDERS

------------------------------------------------------------ -------------------------------------------------------
First Union Capital Markets                                  Credit Lyonnais New York Branch
One First Union Center                                       1301 Avenue of the Americas
301 S. College Street                                        New York, NY  10019-6002
Charlotte, NC  28288-0610                                    Attention:     Phil Schubert  (212) 261-7327
Attention:    Jessica Gray    (704) 383-9317                                Fax:           (212) 459-3179
              Hari Raghavan   (704) 374-4855
              Fax:            (704) 383-7851
Russ.morrison@capmark.funb.com
------------------------------
Hari.raghavan@capmark.funb.com
------------------------------

------------------------------------------------------------ -------------------------------------------------------
The Chase Manhattan Bank                                     PNC Bank, N.A.
4 Campus Drive, 2nd Floor                                    1600 Market Street
Parsippany, NJ  -7-54                                        Philadelphia, PA  19103
Attention:    Frank Meola     (973) 734-1035                 Attention:     Daniel Fitzpatrick   (215) 585-5622
              Fax:            (973) 734-1121                                Fax:                 (215) 585-5972

------------------------------------------------------------ -------------------------------------------------------
Summit Bank                                                  ABN Amro Bank, N.C.
502 Carnegie Center                                          135 LaSalle Street
Princeton, NJ  08543-5316                                    Chicago, IL  60674-9135
Attention:    William Holland   (609) 514-7926               Attention:     David Thomas         (312) 904-2506
              Fax:              (609) 734-9125                              Fax:                 (312) 904-2849

------------------------------------------------------------ -------------------------------------------------------
Union Bank of California N.A.                                Fleet National Bank
Financial Services Industries Division                       Marine Finance Group
350 California Street, 6th Floor                             100 Federal Street
San Francisco, CA  94104                                     Mail Code 01-08-01, P.O. Box 2016
Attention:    Alison A. Mason    (415) 705-7452              Boston, MA  02110-2016
              Fax:               (415) 705-7566              Attention:     Sean McCarthy        (617) 434-3302
                                                                            Fax:                 (617) 434-1955
------------------------------------------------------------ -------------------------------------------------------
Union Bank of California N.A.
445 S. Figueroa Street MC G18-030
Los Angeles, CA  90071
Attention:    S Jason Kim         (213) 326-7735
              Fax:                (213) 326-7814
------------------------------------------------------------ -------------------------------------------------------